Exhibit 99.1


[FINANCIAL RELATIONS BOARD LOGO]

NEWS


                                        RE: LEXINGTON CORPORATE PROPERTIES TRUST
                                                                  ONE PENN PLAZA
                                                                      SUITE 4015
                                                              NEW YORK, NY 10119
FOR FURTHER INFORMATION:

AT THE COMPANY:                         AT FINANCIAL RELATIONS BOARD:
Patrick Carroll                         Lisa Fortuna            Tim Grace
Chief Financial Officer                 Analyst Inquiries       Media Inquiries
(212) 692-7200                          (312) 640-6779          (312) 640-6667

FOR IMMEDIATE RELEASE
THURSDAY APRIL 27, 2006

                 LEXINGTON CORPORATE PROPERTIES TRUST ANNOUNCES
                              FIRST QUARTER RESULTS

New York, NY - April 27, 2006 - Lexington Corporate Properties Trust (NYSE:LXP) ("Lexington"), a real estate investment trust, today announced results for its first quarter ended March 31, 2006.

First Quarter Highlights
------------------------

     o    Acquired two properties for $44.1 million;
     o Sold two non-core properties resulting in an aggregate gain of $2.3 million;
     o Obtained $74.4 million of non-recourse mortgage financings (including joint ventures) secured by four properties at a weighted average fixed interest rate of 5.59%; and
     o Signed first lease for 48,000 square feet in formerly vacant Dallas, Texas property.

Quarterly Results

Funds from operations ("FFO") were $28.7 million, or $0.45 per diluted common share/unit, net of $1.0 million in debt satisfaction charges ($0.02 per diluted common share/unit), for the first quarter of 2006. This compares to FFO of $23.1 million, or $0.39 per diluted common share/unit, for the first quarter of 2005.

Rental revenues for the quarter totaled $48.5 million, compared to rental revenues of $35.5 million for the same period last year. Net income allocable to common shareholders was $2.0 million in the first quarter of 2006, after $2.3 million in gains on sale of properties and $1.0 million in debt satisfaction charges, or $0.04 per diluted common share/unit. This compares to $5.4 million of net income allocable to common shareholders, after the impact of $0.7 million in gains on sale of properties, or $0.11 per diluted common share/unit, for the same period last year.



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Conference Call

Management will discuss the financial results and Lexington's business plan on a conference call today at 2:00 p.m. Eastern time. The toll-free dial-in number is 800-240-7305. A replay of the conference call will be available through May 4, 2006. The toll-free telephone number for the replay is 800-405-2236, passcode 11058112. International callers can access the conference call by dialing 303-205-0033 and the replay by dialing 303-590-3000 (same passcode). The conference call can also be accessed on the internet at http://www.lxp.com.

Comments From Management

Commenting on Lexington's financial results, T. Wilson Eglin, Chief Executive Officer, said, "Lexington's operating results for the first quarter of 2006 showed strong growth compared to the prior year. Funds from operations per share excluding debt satisfaction charges were $0.47 per share, compared to $0.39 per share for the same period last year representing an increase of about 21%. The debt satisfaction charges mainly related to the refinancing of a property that was recently expanded on terms that we believe created significant value. Our modest acquisition volume of $44.1 million reflects highly competitive market conditions and our belief that we should maintain our balance sheet flexibility until investment opportunities are more favorable. During the first quarter we signed our first lease at our formerly vacant Dallas, Texas property and sold two properties which generated gains of $2.3 million. Subsequent to quarter end, we sold another property for $29.0 million - almost $10.0 million more than we acquired it for a little over four years ago. These dispositions reflect the significant increase in our net asset value per share that has occurred over the last several years."

About Lexington

Lexington Corporate Properties Trust is a real estate investment trust that owns and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington common shares closed Wednesday, April 26, 2006 at $20.88 per share. Lexington currently pays an annualized dividend of $1.46 per share. Additional information about Lexington is available at www.lxp.com.

Lexington believes that funds from operations ("FFO") enhances an investor's understanding of Lexington's financial condition, results of operations and cash flows. Lexington believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.



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This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington's control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. These factors include, but are not limited to, (i) the failure to continue to qualify as a real estate investment trust, (ii) changes in general business and economic conditions, (iii) competition, (iv) increases in real estate construction costs, (v) changes in interest rates, (vi) changes in accessibility of debt and equity capital markets, and (vii) those other factors and risks detailed in Lexington's periodic filings with the Securities and Exchange Commission. Forward-looking statements, which are based on certain assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "believes," "expects," "intends," "anticipates," "estimates," "projects" or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington's expectations will be realized.


                             Financial Tables Follow





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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                        CONSOLIDATED STATEMENTS OF INCOME
                  (dollars in thousands, except per share data)



                                                             Three Months Ended
                                                                  March 31,
                                                             2006          2005
                                                             ----          ----

Gross revenues:
           Rental                                       $  48,513     $  35,486
           Advisory fees                                    1,063           634
           Tenant reimbursements                            4,433           883
                                                          -------       -------
                  Total gross revenues                     54,009        37,003


Expense applicable to revenues:
           Depreciation and amortization                  (20,241)      (11,550)
           Property operating                              (7,895)       (2,637)
General and administrative                                 (5,616)       (4,345)
Non-operating income                                          795           684
Interest and amortization expense                         (17,892)      (12,220)
Debt satisfaction charge                                     (947)            -
                                                          -------       -------



Income   before  benefit   (provision)   for  income
     taxes,  minority interests,  equity in earnings
     of  non-consolidated  entities and discontinued
     operations                                             2,213         6,935
Benefit (provision) for income taxes                           73           (96)
Minority interests                                           (493)         (828)
Equity in earnings of non-consolidated entities             1,245         1,425
                                                          -------       -------
Income from continuing operations                           3,038         7,436
                                                          -------       -------

Discontinued operations, net of minority interest and taxes:
           Income from discontinued operations                799         1,376
           Debt satisfaction charge                           (78)            -
           Impairment charge                                    -           (30)
           Gains on sales of properties                     2,319           744
                                                          -------       -------
           Total discontinued operations                    3,040         2,090
                                                          -------       -------
Net income                                                  6,078         9,526
Dividends  attributable to preferred shares - Series B     (1,590)       (1,590)
Dividends  attributable to preferred shares - Series C     (2,519)       (2,519)
                                                          --------      --------
Net income allocable to common shareholders             $   1,969     $   5,417
                                                          =======       =======
           Funds from operations(1)                     $  28,653     $  23,110
                                                          =======       =======

           Per share/unit:
           Basic net income                             $    0.04     $    0.11
           Diluted net income                           $    0.04     $    0.11
           Funds from operations(1)-basic               $    0.45     $    0.39
           Funds from operations(1)-diluted             $    0.45     $    0.39



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                           CONSOLIDATED BALANCE SHEETS
                             (dollars in thousands)

                                               3/31/06            12/31/05
                                               -------            --------

Real estate, at cost                         $   1,879,441       $   1,883,115
Accumulated depreciation                          (243,820)           (241,188)
Investment in joint ventures                       187,741             191,146
Properties held for sale - discontinued             38,892              49,397
operations
Intangible assets, net                             140,074             128,775
Cash and cash equivalents                           61,278              53,515
Deferred expenses, net                              14,404              13,582
Rent receivable                                      3,226               7,673
Rent receivable - deferred                          24,795              24,778
Other assets                                        55,796              49,439
                                          ----------------    ----------------
                                             $   2,161,827       $   2,160,232
                                          ================    ================

Mortgages and notes payable                  $   1,172,478       $   1,139,971
Liabilities - discontinued operations               19,730              32,145
Other liabilities                                   28,964              35,434
Minority interests                                  60,043              61,372
Shareholders' equity                               880,612             891,310
                                          ----------------    ----------------
                                             $   2,161,827       $   2,160,232
                                          ================    ================

Common shares                                   52,866,743          52,155,855
Preferred shares - Series B                      3,160,000           3,160,000
Preferred shares - Series C                      3,100,000           3,100,000
Operating partnership units                      5,629,916           5,720,071
                                          ----------------    ----------------
                                                64,756,659          64,135,926
                                          ================    ================




1 The Company believes that Funds From Operations ("FFO") enhances an investor's understanding of the Company's financial condition, results of operations and cash flows. The Company believes that FFO is an appropriate, but limited, measure of the performance of an equity REIT. FFO is defined in the April 2002 "White Paper" issued by the National Association of Real Estate Investment Trusts, Inc. ("NAREIT") as "net income (or loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures." FFO should not be considered an alternative to net income as an indicator of operating performance or to cash flows from operating activities as determined in accordance with GAAP, or as a measure of liquidity to other consolidated income or cash flow statement data as determined in accordance with GAAP.



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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                                                  Three Months Ended
                                                                                       March 31,
                                                                                   2006              2005
                                                                                   ----              ----
Earnings Per Share
------------------
Basic
Income from continuing operations                                             $    3,038        $    7,436
Less preferred dividends                                                          (4,109)           (4,109)
                                                                            -------------     ------------
Income (loss) allocable to common shareholders from
   continuing operations - basic                                                  (1,071)            3,327
Total income from discontinued operations - basic                                  3,040             2,090
                                                                            -------------     ------------
Net income allocable to common shareholders - basic                           $    1,969        $    5,417
                                                                            ============      ============


Weighted average number of common shares outstanding                          51,844,001        48,350,656
                                                                            ============      ============
Per share data:
Income (loss) from continuing operations                                      $    (0.02)       $     0.07
Income from discontinued operations                                                 0.06              0.04
                                                                            -------------     ------------
Net income - basic                                                            $     0.04        $    0.11
                                                                            ============      ============
Diluted
Income (loss) allocable to common shareholders
   from continuing operations-basic                                           $   (1,071)       $    3,327
Adjustments:
    Incremental income attributed to assumed
       conversion of dilutive securities                                               -                 -
                                                                            -------------     ------------
Income (loss) allocable to common shareholders
   from continuing operations-diluted                                             (1,071)            3,327

Total income from discontinued operations - diluted                                3,040             2,090
                                                                            -------------     ------------
Net income allocable to common shareholders - diluted                         $    1,969        $    5,417
                                                                            ============      ============

Weighted average number of shares used in
   calculation of basic earnings per share                                    51,844,001        48,350,656

Add incremental shares representing:
         Shares issuable upon exercises of
         employee share options                                                        -            79,289
         Shares issuable upon conversion of
         dilutive securities                                                           -                 -
                                                                            -------------     ------------
Weighted average number of shares used in
   calculation of diluted earnings per common share                           51,844,001        48,429,945
                                                                            ============      ============

Per share data:
Income (loss) from continuing operations - diluted                            $     (0.02)      $     0.07
Income from discontinued operations - diluted                                        0.06             0.04
                                                                            -------------     ------------
Net income - diluted                                                          $      0.04       $     0.11
                                                                            ============      ============


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                      LEXINGTON CORPORATE PROPERTIES TRUST
                          AND CONSOLIDATED SUBSIDIARIES

                               EARNINGS PER SHARE
                       AND FUNDS FROM OPERATIONS PER SHARE
                  (dollars in thousands, except per share data)



                                                         Three Months Ended
                                                             March 31,
                                                        2006              2005
                                                        ----              ----
Funds From Operations
---------------------

Basic and Diluted
-----------------
Net income allocable to common shareholders       $      1,969     $      5,417
Adjustments:
Depreciation and amortization                           20,127           11,789
Minority interests-OP Units                                687              857
Amortization of leasing commissions                        139              124
Joint venture adjustment-depreciation                    5,482            3,148
Preferred dividends-Series C                             2,519            2,519
Gains on sale of properties                             (2,319)            (744)
Taxes incurred on sale of property                          49                -
                                                    ----------       ----------
Funds from operations                             $     28,653     $     23,110
                                                    ==========       ==========

Basic
-----
Weighted average shares outstanding-basic EPS       51,844,001       48,350,656
Operating partnership units                          5,653,092        5,386,281
Preferred shares - Series C                          5,779,330        5,779,330
                                                    ----------       ----------
Weighted average shares outstanding-basic FFO       63,276,423       59,516,267
                                                    ==========       ==========
FFO per share                                     $       0.45     $       0.39
                                                    ==========       ==========
Diluted
-------
Weighted average shares outstanding-diluted EPS     51,844,001       48,429,945
Common share options                                    32,069                -
Operating partnership units                          5,653,092        5,386,281
Preferred shares - Series C                          5,779,330        5,779,330
                                                    ----------       ----------
   Weighted average shares                          63,308,492       59,595,556
   outstanding-diluted FFO                          ==========       ==========
   FFO per share                                  $       0.45     $       0.39
                                                    ==========       ==========





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